                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 29, 2005

                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

            Delaware                   0-21052                  35-1828377
----------------------------   ---------------------  --------------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of  incorporation)            File Number)         Identification No.)

555 Theodore Fremd Avenue, Rye, New York                          10580
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(Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------

               --------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.
            -------------------------

         On June 29, 2005, we executed a definitive agreement to acquire privately-held The Holmes Group, Inc. A copy of the press release announcing such agreement is attached hereto as Exhibit 99.1.

         After completion of the transaction, we estimate that our annualized adjusted earnings before interest, taxes, depreciation and amortization
("EBITDA") for the fiscal year ended December 31, 2004, would have been approximately $400 million. Attached hereto as Exhibit 99.2 is a reconciliation of such adjusted EBITDA, which is not a generally accepted accounting principle
("GAAP") financial measure, to net income for our fiscal year ended December 31,
2004.

         The information in this Item 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

         (c) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit     Description
-------     -----------
99.1        Press Release of Jarden Corporation, dated June 29, 2005 (furnished only).

99.2        Reconciliation of non-GAAP financial measure to net income for fiscal year ended December 31, 2004 (furnished only).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JARDEN CORPORATION

Dated: June 29, 2005                  By: /s/ Desiree DeStefano
                                         ---------------------------------------
                                      Name: Desiree DeStefano
                                      Title: Executive Vice President of Finance

                                  EXHIBIT INDEX

Number      Exhibit
------      -------
99.1        Press Release of Jarden Corporation, dated June 29, 2005 (furnished only).

99.2        Reconciliation of non-GAAP financial measure to net income for fiscal year ended, December 31, 2004 (furnished only).